June 26, 2026

WESTWOOD ALTERNATIVE INCOME FUND

Ultra Shares Ticker Symbol: WMNUX

A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated February 28, 2026, as supplemented

This supplement updates certain information in the Prospectus and Statement of Additional Information (the “SAI”) for the Ultra Shares of the Westwood Alternative Income Fund (the “Fund”), a series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following information replaces the first two paragraphs in the section entitled “Dividends and Distributions” beginning on page 71 of the Prospectus:

The Value Fund, SMidCap Fund, SmallCap Fund, MLP Fund and Alternative Income Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

The Income Opportunity Fund distributes it net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.

If you have any questions regarding the Fund, please call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.